UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2012

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 Wheeler Road, Burlington MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2012, the compensation committee of the board of directors amended our Executive Annual Incentive Bonus Plan (Fiscal Year 2013), or the Plan, as originally approved on July 25, 2012.  The original terms of the Plan were described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2012.

The principal purpose of the amendment was to modify Section VIII of the Plan to allow for discretionary reductions of up to ten percent in awards otherwise payable.

A copy of the form of the Executive Annual Incentive Bonus Plan (Fiscal Year 2013), as amended, is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1^	Aspen Technology, Inc. Executive Annual Incentive Bonus Plan (Fiscal Year 2013), as amended

^        Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: October 30, 2012	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1^	Aspen Technology, Inc. Executive Annual Incentive Bonus Plan (Fiscal Year 2013), as amended

^        Management contract or compensatory plan or arrangement.